SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K/A

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported) January 9, 1995

                                 NIKE, INC.
             (Exact name of registrant as specified in its charter)


         Oregon                   1-10635                  93-0584541
(State of incorporation)      (Commission File           (IRS Employer
                                   Number)              Identification No.)

 One Bowerman Drive, Beaverton, Oregon                      97005-6453
(Address of principal executive offices)                     (Zip Code)


                               (503) 671-6453
             (Registrant's telephone number, including area code)

     This submission is for the purposes of supplying the signature page which was inadvertently omitted from Form 8-K filed on January 20, 1994.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on the behalf of the undersigned thereto duly authorized.


                                  NIKE, Inc.
                                  An Oregon Corporation

                                  By:  /s/ Robert S. Falcone
                                     _______________________

                                     Vice President, Chief
                                     Financial Officer